                                                                   EXHIBIT 10.42


                              STATE OF CALIFORNIA

                            [CALIFORNIA STATE SEAL]

                               SECRETARY OF STATE


     I, BILL JONES, Secretary of State of the State of California, hereby certify:

     That the attached transcript of 2 page(s) has been compared with the record on file in this office, of which it purports to be a copy, and that it is full, true and correct.


                                        IN WITNESS WHEREOF, I execute this
                                        certificate and affix the Great Seal of
                                        the State of California this day of

                                                       JUN 24 2000
[CALIFORNIA STATE SEAL]                 ---------------------------------------

                                                     /s/ BILL JONES

                                                    Secretary of State

                                                           ENDORSED * FILED
                                                            in the office
                CERTIFICATE OF AMENDMENT OF           of the Secretary of State
                    AMENDED AND RESTATED              of the State of California
                ARTICLES OF INCORPORATION OF                 JUN 19 2000
                     WEBSIDESTORY, INC.                      BILL JONES,
                                                         Secretary of State


        The undersigned certify that:

        1. They are the President and the Secretary, respectively, of WEBSIDESTORY, INC., a California corporation.

        2. The first sentence of Article III of the Amended and Restated Articles of Incorporation of this corporation is amended to read in full as follows:

        "The total number of shares of capital stock which the Corporation shall have authority to issue is Three Hundred Seventy-Six Million Seven Hundred Eighty-Eight Thousand Eight Hundred Fifty-Eight (376,788,858), of which (a) Sixteen Million Seven Hundred Eighty-Eight Thousand Eight Hundred Fifty-Eight (16,788,858) shares shall be preferred stock ("Preferred Stock") consisting of Sixteen Million Seven Hundred Eighty-Eight Thousand Seven Hundred Forty-Six (16,788,746) shares of Convertible Stock (as hereinafter defined) and One Hundred Twelve (112) shares of Redeemable Preferred Stock (as hereinafter defined), (b) and One Hundred Eighty Three Hundred Sixty Million (360,000,000) shares shall be common stock ("Common Stock")."

        3. The first sentence of Article III.A.1. "Designation" of the Amended and Restated Articles of Incorporation of this corporation is amended to read in full as follows:

        "1. Designation. A total of Sixteen Million Seven Hundred Eighty-Eight Thousand Seven Hundred Forty-Six (16,788,746) shares of the Corporation's Preferred Stock shall be designated as a series known as Convertible Redeemable Participating Preferred Stock ("Convertible Stock")."

        4. The first sentence of Article III.B.1. "Designation" of the Amended and Restated Articles of Incorporation of this corporation is amended to read in full as follows:

        "1. Designation. A total of One Hundred Twelve (112) shares of the Corporation's Preferred Stock shall be designated as a series known as Redeemable Preferred Stock ("Redeemable Preferred Stock")."

        5. The foregoing amendment of the Amended and Restated Articles of Incorporation has been duly approved by the Board of Directors.

        6. The foregoing amendment of the Amended and Restated Articles of Incorporation has been duly approved by the required vote of shareholders in accordance with Section 902 of the California Corporations Code. The total number of outstanding shares of the corporation is 99,223,641 shares of Common Stock, 15,034,712 shares of Convertible Redeemable Participating Preferred Stock and 100 shares of Redeemable Preferred Stock. The number of shares voting in favor of the amendment equaled or exceeded the vote required. The percentage vote required was more than a majority of the outstanding shares of Common Stock, more than two-thirds of the Convertible Redeemable Participating Preferred Stock and more than two-thirds of the outstanding shares of Redeemable Preferred Stock.

        We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.

Date: June 16, 2000


                                            /S/ JOHN J. HENTRICH
                                            ------------------------------------
                                            JOHN J. HENTRICH
                                            President


                                            /S/ MICHAEL CHRISTIAN
                                            ------------------------------------
                                            MICHAEL CHRISTIAN
                                            Secretary



        [SIGNATURE PAGE TO CERTIFICATE OF AMENDED AND RESTATED ARTICLES]



                                                    [OFFICE OF THE
                                                  SECRETARY OF STATE
                                                         SEAL]